Exhibit 99.1

For Immediate Release

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Successful Completion of $15,000,000
Offering of Depositary Shares

DEFIANCE, Ohio, December 23, 2014 -- SB Financial Group, Inc. (NASDAQ: SBFG), (the “Company”) a diversified financial services company providing full-service community banking, mortgage banking, wealth management and item processing services, announced today the successful completion of its public offering of 1,500,000 depositary shares, each representing a 1/100th ownership interest in a 6.5% Noncumulative Convertible Perpetual Preferred Share, Series A, of the Company with a liquidation preference of $1,000 per share (equivalent to $10.00 per depositary share). The Company sold the maximum of 1,500,000 depositary shares in the offering, resulting in gross proceeds to the Company of $15,000,000.

The Company plans to use the net proceeds of the sale of the depositary shares to pay off debt incurred as a result of the redemption of Trust Preferred Securities completed on September 7, 2014, and for other general corporate purposes.

The Company expects that the depositary shares will be listed and available for trading on the NASDAQ Capital Market under the symbol SBFGP within 30 days.

Mark A. Klein, President and CEO of SB Financial Group, Inc., commented, “We were quite pleased with the local participation in our offering and overall investor reception. The successful completion of this offering allows us to begin focusing on key growth initiatives including our impending market expansion in Findlay, Ohio.”

Keefe, Bruyette & Woods, Inc. served as the Company’s placement agent for the offering.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial Group, Inc. is a diversified financial services holding company with two wholly-owned operating subsidiaries: State Bank and RDSI Banking Systems (RDSI). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through 16 banking centers in seven northwestern Ohio counties and one center in Fort Wayne, Indiana, as well as three loan production offices located in Columbus, Ohio, and Angola, Indiana. RDSI provides item processing services to community banks located primarily in the Midwest. On April 18, 2013, Rurban Financial Corp. changed its name to SB Financial Group, Inc. SB Financial Group, Inc.’s common stock is listed on the NASDAQ Capital Market under the symbol SBFG.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company’s Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.